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                                                                   EXHIBIT 10.28

                                 ADDENDUM ONE
                                    TO THE
                     MANUFACTURING AND PURCHASE AGREEMENT
                                    BETWEEN
                              STORM PRIMAX, INC.
                                      AND
                           PRIMAX ELECTRONICS, LTD.

This Addendum ("Addendum One") to the above referenced agreement dated February 24, 1996 (the "Agreement") is entered into this day of June 11, 1996 ("Addendum One Effective Date") by and between Storm Primax, Inc. ("Storm Primax") and Primax Electronics, Ltd. ("Primax Taiwan").

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. Unless otherwise set forth herein, all capitalized terms used in this Addendum One shall have the meanings ascribed to them in the Agreement.

2. Except as amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

3.  Section 3.4(a) ("Rescheduling and Cancellations") is amended to read:

    "With Primax Taiwan's prior written consent (with such consent to not be unreasonably withheld), Storm Primax may reschedule without charge the shipment of any accepted purchase order for a shipment date later than originally specified in the purchase order, provided that: (i) such rescheduled shipment date is within sixty (60) days after the original shipment date; (ii) Storm Primax does not reschedule the shipment date of the particular purchase order more than two (2) times; (iii) Primax Taiwan must receive all rescheduling requests for a particular purchase order within forty-five (45) days after Primax Taiwan's original acceptance of such purchase order; (iv) none of the resulting unit shipments are for less than the minimum order quantities specified in Exhibit 3.1(a); and (v) only
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    a maximum of fifty percent (50%) of each purchase order is to be rescheduled, except for EAI Products for which one hundred percent (100%) of each purchase order may be rescheduled subject to the terms of this Section 3.4(a)."

4.  Section 7.6 is added to the Agreement as follows:

    "Latent Defect Warranty on EAI Products.  With respect solely to Epson
     --------------------------------------
    America, Inc. ("EAI"), Primax Taiwan additionally warrants that all OEM Products shipped to EAI ("EAI Products") from Primax Taiwan are free of latent defects for the life of the EAI Products but limited to a maximum of

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    three (3) years after delivery to EAI.  "Latent Defect" is defined as a defect that meets all the following criteria:

    (i) such defect was not detected by Primax Taiwan, Storm Primax or EAI during customary manufacturing or quality testing and/or inspection; and

    (ii) such defect results solely from defective material(s), workmanship, or design and is not caused by misuse or misapplication of the items; and

    (iii) such defects occur in at least three percent (3%) of a specific model or spare part sold under this Agreement to EAI."

5. Pursuant to Section 7.2(a) ("Defect Rates and Remedies"), Storm Primax and Primax Taiwan agree to the following acceptance and rejection criteria solely for EAI Products as modified from the original terms:

    "EAI shall have the right, but not the obligation, to conduct incoming inspection to determine whether the incoming Product and Spare Parts conform to the Product Specifications based on a sampling method specified by MIL 105D, Level 2, Normal Sampling which is a U.S. military standard. The Acceptance Quality Level (hereinafter referred to as "AQL") shall be 0.65 for "major" defects and 1.5 for "minor" defects. The "major" and "minor" defect list as agreed to by the parties is attached hereto as Exhibit A ("Acceptance Testing") and incorporated herein by reference.

6.  The following is added to Exhibit 3.1(a) ("Minimum Order Quantities"):

    "EAI Product PC               1,000 units"

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IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their undersigned duly authorized representatives as of the Addendum Effective Date.

"STORM PRIMAX"                            "PRIMAX TAIWAN"
Storm Primax, Inc.                        Primax Electronics, Ltd.


/s/ Rick McConnell                        /s/ Jack Pan
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By (Sign)                                 By (Sign)


Rick McConnell
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By (Print Name)                           By (Print Name)


CFO
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Title                                     Title


6/14/96                                   6/12/96
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Date                                      Date

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